EXHIBIT 10.1
NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION. SUCHPORTIONS HAVE BEEN REDACTED AND ARE MARKED WITH “[***]” IN PLACE OF THE REDACTED LANGUAGE.
AMENDMENT TO THE REMOTE PROCESSING AGREEMENT
BETWEEN
SUNGARD FINANCIAL SYSTEMS LLC
AND
PENSON FINANCIAL SERVICES, INC.
This Amendment (“Amendment”) is dated July 25, 2006 and made to that certain Remote Processing Agreement between SunGard Financial Systems LLC (formerly SunGard Financial Systems Inc.) (“SunGard”) and Penson Financial Services, Inc. (“Customer”) dated July 10, 1995 and amended as further described below.
BACKGROUND
SunGard and Customer are parties to that certain Remote Processing Agreement dated July 10, 1995, as amended by amendments dated March 27, 2002, August 1, 2002, September 17, 2004, August 1, 2005 and August 15, 2005 (hereinafter collectively referred to as the “Original Agreement”).
Customer is contemplating *** and Customer desires to process such business under the Original Agreement.
SunGard and Customer desire to modify the terms of the Original Agreement, all pursuant to the terms and conditions thereof.
Now, therefore, the parties intending to be legally bound agree as follows:
1. Extension of Original Agreement. The Initial Term of the Original Agreement is hereby extended until July 25, 2012, which date shall hereafter be the “New Extension End Date” for purposes of this Addendum and the Original Agreement. Thereafter, this Agreement will automatically renew for successive one hundred eighty (180) day renewal terms (each a “Renewal Term”) unless either party gives the other written notice of its desire not to enter into an additional Renewal Term at least ninety (90) days prior to the New Extension End Date or the end of any Renewal Term.
2. Early Termination Fee. Section 8.2(b) of the Original Agreement is hereby deleted and replaced in its entirety with the following:
8.2(b)	Customer acknowledges that SunGard has made significant concessions on its per trade fees, that the parties’ reasonable expectations of SunGard’s profits under this Agreement are greater than can be accounted for by the new minimum trading fees, and that it would be extremely difficult to measure in advance what SunGard’s actual profits under this Agreement will be. Therefore, the parties have expressly agreed that under certain circumstances set forth below Customer will, at its option, either pay SunGard the required monthly Calculation Amount (“Ongoing Payment Option”) until the New Extension End Date (or the end of any agreed to Renewal Term) or a defined lump sum termination fee calculated as set forth below as a reasonable estimate of SunGard’s profits under this Agreement and as liquidated damages and not as a penalty.
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Accordingly, if there is any termination of this Agreement on the part of Customer before the New Extension End Date or the end of the applicable Renewal Term (for any reason other than a material uncured (which cure shall have been effected as required in the Agreement) default (which default shall include any material breach of any material provision of the Agreement) by SunGard), or if Customer ceases to use the System as its complete and official books and records (for U.S. accounts) prior to the New Extension End Date or the end of the applicable Renewal Term (other than pursuant to operation of Section 9.3 or to the extent Customer selects the Ongoing Payment Option by written notice to SunGard), Customer will pay to SunGard the Calculation Amount (as defined below) multiplied by the number of months (with a one time adjustment for the number if days in any incomplete monthly period) between the effective date of termination (or cessation of use of the System as the complete and official books and records for U.S. accounts other than pursuant to operation of Section 9.3, if sooner) and the New Extension End Date or the end of the applicable Renewal Term. As used in this Section, the “Calculation Amount” shall mean *** Dollars ($***).
3. Fees. Effective on the earlier of (a) January 1, 2007 or (b) *** (the “New Fee Effective Date”), Schedule C-1 of the Original Agreement shall be deemed deleted in its entirety and replaced with the Schedule C-1 attached hereto. Existing pricing will remain in effect prior to the New Fee Effective Date.
4. Customer Processing Fees for CCS System. The $*** monthly minimum under the CCS Agreement (as described in the Amendment dated August 1, 2005) shall terminate effective January 1, 2007.
5. Assignment and Processing of New Business. Section 9.3 of the Original Agreement is hereby amended by deleting the third sentence in its entirety and adding the following at the end of the Section:
In the event that Customer chooses to process trades for a current customer of SunGard’s Phase 3 System (“Acquired Entity”) then Customer may process such Acquired Entity’s trades under the terms of the agreement the Acquired Entity had maintained with SunGard until Customer and SunGard have mutually agreed to the terms and fees payable by Customer (honoring any trade rates and minimums in the existing Acquired Entity’s Phase 3 agreement) to process such business under this Agreement. In the event the parties do not reach mutual agreement as to the fees payable for such Acquired Entity within thirty (30) calendar days of the date Customer notifies SunGard in writing of such acquisition, Customer may choose to process such Acquired Entity’s trades on a system other than Phase 3 and/or other SunGard systems.

The parties acknowledge that fees under this Agreement have been established based on the mix and types of business processed by Customer as of July 25, 2006, which is predominately correspondent clearing in USD equities and options on USD equities (and, notwithstanding the forgoing date to the contrary, also inclusive of the ***, the “Standard Business”). During the course of this Agreement, if there is a material change (solely with respect to the portion of the new business that has changed, which shall be referred to as “Non-Standard Business”) in such mix of Customer’s processing on the System, then the parties shall negotiate in good faith to establish a new fee structure for such Non-Standard Business. In the event the parties are not able to mutually agree to the fees payable for such Non-Standard Business within thirty (30) calendar days of the date SunGard notifies Customer in writing of the material change in Non-Standard Business, then Customer is authorized to process such business on the Phase 3 System at the rate for Non-Standard Business or, optionally, Customer may choose to process such business on a system other than Phase 3 and/or other SunGard systems.
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

6. SLA. SunGard and Customer agree to add to the Agreement a service level addendum (“SLA”) that will define minimum service levels for certain critical business functions related to processing on the System and fee credits for SunGard’s failure to meet the requirements of the SLA. The parties agree to work together in good faith to define the specific measurements of the SLA and add them as a Schedule to the Agreement as soon as reasonably agreed but, in any event, no later than November 1, 2006. The maximum monthly SLA fee credit shall be ***% of the Calculation Amount payable by Customer to SunGard; provided, however, that such maximum monthly credit shall not be the sole remedy specified for failure to meet certain of the service levels to be agreed upon at the time of entry into such SLA.
7. Miscellaneous. Except as expressly amended hereby, the provisions of the Original Agreement shall remain in full force and effect. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Original Agreement.
IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

SUNGARD FINANCIAL SYSTEMS LLC		PENSON FINANCIAL SERVICES, INC.

BY: /s/ Gerard Murphy		BY: /s/ Philip A. Pendergraft

PRINT NAME:	Gerard Murphy	PRINT NAME:	Philip A. Pendergraft

PRINT TITLE:	President	PRINT TITLE:	Executive Vice President

DATE SIGNED:	July 25, 2006	DATE SIGNED:	July 25, 2006

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SCHEDULE C-1
TO REMOTE PROCESSING AGREEMENT
Original Agreement Date of June 10, 1995,
as amended
CERTAIN BUSINESS TERMS
(Pricing Schedule below is effective on the New Fee Effective Date)
1.	Trade Processing Fees for Standard Business. The cost per USD trades and cancels and other Standard Business will be as noted below:
Monthly Minimum Trade Processing Fees = $***

Average Daily Trades	Cost per Trade
0 — ***	Monthly Minimum Fee ($***)
*** & above	$*** per additional trade
Example. assume Penson average daily trades = *** for a particular month, the following would apply.

i.	0 — *** average daily trades =	$***
ii.	**** — *** trades =	$***

	Total Monthly Trade Processing Fee =	$***

(**** trades X $*** per trade X Number of Business Days w/ Month = $***)
2.	Trade Processing Fees for Non-Standard Business. The cost per Non-USD trades and cancels and other non-Standard Business will be as noted below:

Number of Trades per Month	Cost per Trade
0 — ***	$***
*** — ***	$***
*** & above	$***
3.	Professional Services Rates for Virtual Resources Team.

Product Manager / Project Manager	$*** per hour
Business Analyst	$*** per hour
Programmer	$*** per hour

Semi-annual Minimum Professional Services Virtual Resources Team Fee = $***
***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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i.	Customer hereby commits to a semi-annual minimum professional services fee of $*** in development / consulting work to be performed by a “Virtual Resources Team” (exclusive of costs and expenses). For purposes of the foregoing commitment, the term “semi-annual” shall mean the first six calendar months of 2007 and each six calendar month period thereafter. The Virtual Resources Team shall consist of a team of developers and business analyst employees of SunGard providing work on Customer approved projects at the rates stated above.

ii.	SunGard will invoice Customer monthly for an amount equal to the actual number of hours of work performed multiplied by the applicable rates. If the total number of hours performed during any semi-annual period is less than *** hours, then at the end of such Semi-Annual period Customer shall pay a true-up in the amount of the shortfall in hours times the rates stated above. In the event Customer is falling short of the required hours in a six-month period, Customer may not request more than *** hours of work in a given month without 60 days written notice. If adequate notice is provided and hours still fall short through no fault of customer, SunGard shall then not penalize customer with said “true up” for such shortfall.

iii.	Customer must utilize all committed resources within each semi-annual period, and unused resources will not be “carried over” to the next semi-annual period.
4.	Data Replication Services

Monthly Fee for up to *** existing files = $***

New files or previously non-replicated data elements may be added for a reasonable one-time fee not to exceed $***.

5.	STN SWIFT Application (per existing Amendment dated March 27, 2002)

Monthly Minimum Fee = $***

Per Messaging Pricing Schedule
0 — ***	$***
*** —***	$***
*** & above	$***
i. New STN interfaces at quote

6.	STN CMU Application -Corporates, Muni’s, & UIT’s (per existing Amendment dated September 17, 2004)

Monthly Fee = $***

7.	Report Viewer Application (per existing Amendment dated August 15, 2005)

Monthly Fee = $***

8.	Phase3 Training
***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Customer will commit to contract with SunGard for additional Phase3 Training at a minimum fee of $*** annually. Outlined below are the standard training options for Customer consideration.
a.	Access to four Online Phase3 modules $*** Per Year (5 users access per module per month * 4 modules * $*** per module)

b.	Attend two standard one-day training seminars $*** Per Year (2 users per seminar * 2 seminars * $ *** per user at SunGard Training Facility)

c.	Attend two standard two-day training seminars $ *** Per Year (2 users per seminar * 2 seminars * $ *** per user at SunGard Training Facility)

d.	Attend two standard one-day training seminars $ *** Per Year (2 users per seminar * 2 seminars * $ *** per user at Customer location(s)) Instructors’ T&E is an additional cost

e.	Attend two standard two-day training seminars $ *** Per Year (2 users per seminar * 2 seminars * $ *** per user at Customer location(s)) Instructors’ T&E is an additional cost
9.	Equipment and additional items not included in above charges (upon use or request)

Additional programming and developments	Quote
ENFORMS & Blue Sheets	Quote
Additional sets User Manuals	$150 per manual
Muni —bond pricing	Quote
Communications / Networking (lines, modem,.etc.)	Quote
Equipment & Tapes	QuoteIRS Year-end Processing
Cost + 10%
Attunity Product	Quote
10.	SunGard Offshore Services (SOS). Customer will consider in good faith to use SOS for its offshore development needs on a non-exclusive basis subject to the service being priced competitively and the value of the work products created by SOS being of acceptable quality.

11.	Test Firms. Two additional Phase3 test firms will be added for a fee of $*** per month. These firms are for testing and not for production use.

12.	Stock Loan Firms. If requested by Customer, one additional Phase3 firm will be added for a fee of $*** per month.

13.	GMI. Customer will consider in good faith to use GMI for it’s processing of Customer’s futures business subject to the product being no less useful and at least as well priced as products of competitors.

14.	Third-Party Fees. Customer will pay any and all applicable fees for third party services for which SunGard has received prior written approval from Customer. Such services will be invoiced to Customer on the SunGard monthly invoices (including market data pricing, telecomm and other communications charges).
***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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